Exhibit 99.1

Insperity and Starboard Reach Agreement on Board Composition

Insperity Agrees to Add Two New Directors to Board

Starboard Agrees to Support Company's Nominees at Annual Meeting

HOUSTON – May 19, 2016 – Insperity, Inc. (NYSE: NSP), a leading provider of human resources and business performance solutions for America's best businesses, today announced that its Board of Directors has reached an agreement with Starboard Value LP (together with its affiliates, "Starboard"), its largest stockholder, in advance of the Company's 2016 annual meeting of stockholders.

Under the terms of the agreement, the Board agreed to appoint John Morphy, who was previously nominated by Starboard, as a Class III director, and to use its reasonable best efforts to hold the 2016 annual meeting on or before July 8, 2016. The Board carefully reviewed Mr. Morphy's qualifications and concluded that his skills, experience and capabilities would be beneficial to the Board. In addition, the Board will promptly commence a search for an additional independent director. The search will be conducted by the Board's Nominating and Corporate Governance Committee (the "NCGC"), which will retain a nationally-recognized, independent search firm to assist in identifying and evaluating an additional independent director candidate and may also consider nominees proposed by current directors. This additional director will be appointed to the Board upon approval of a majority of both the NCGC and the Board. Finally, the agreement calls for certain changes to the composition of the standing committees of the Board.

Starboard has agreed to vote all of its shares in favor of Mr. Morphy and the Company's incumbent Class III directors, Richard Rawson, President, and Michael Brown, who are seeking reelection at the 2016 annual stockholder meeting. Starboard also agreed to customary standstill provisions under the agreement.

"We are pleased to reach an agreement that brings new perspectives to the Board and allows for management’s continued execution of our strategic plan," said Paul J. Sarvadi, chairman and chief executive officer. "Our recent record first quarter results illustrate the success of the Company's strategy to optimize our salesforce, service team and portfolio of solutions, and we look forward to working with the Board to enhance growth, profitability and shareholder returns going forward."

"The addition of two new directors, including Mr. Morphy, who brings more than 20 years of financial leadership experience including 15 years as the CFO of Paychex, will provide additional insights and expertise as the company continues to execute its strategy focused on profitable growth," said Peter Feld, Managing Member, Portfolio Manager and Head of Research of Starboard Value LP.  "We continue to see significant value in the company’s premium service offerings and competitive advantage, and we are pleased to have reached this agreement, which we believe will further strengthen the Board of Insperity."

The complete settlement agreement will be filed on Form 8-K with the Securities and Exchange Commission.

John Morphy previously served as Senior Vice President, Chief Financial Officer, Secretary and Treasurer of Paychex, Inc. (NASDAQ:PAYX), a leading provider of payroll, human resource, and benefits outsourcing solutions for small to medium-sized businesses ("Paychex"), from October 1996 until June 2011, at which time he was appointed Vice President of Finance at Paychex until he retired in January 2012. As CFO of Paychex, Mr. Morphy reported directly to the CEO and was responsible for all finance, legal, shareholder relations, purchasing, and real estate and travel functions. Prior to joining Paychex in 1995, he served as the Chief Financial Officer of Goulds Pumps, Inc. ("Goulds"), a then publicly traded global manufacturer of pumps for the industrial, commercial and water supply markets, from 1985 to 1993 and as group Vice President over industrial products at Goulds through 1995. From 1976 to 1985, Mr. Morphy was Vice President and Controller for Computer Consoles, Inc., and before that he was an accountant at Arthur Andersen & Company, an accounting firm. Mr. Morphy also previously served as a director of Inforte Corp., a then publicly traded customer and demand management consultancy, from April 2003 to August 2004. He earned his Bachelor of Science in Accounting from LeMoyne College and his Certified Public Accountant certificate in 1973.

About Insperity

Insperity, a trusted advisor to America's best businesses for more than 30 years, provides an array of human resources and business solutions designed to help improve business performance. Insperity® Business Performance Advisors offer the most comprehensive suite of products and services available in the marketplace. Insperity delivers administrative relief, better benefits, reduced liabilities and a systematic way to improve productivity through its premier Workforce Optimization® solution. Additional company offerings include Human Capital Management, Payroll Software, Time and Attendance, Performance Management, Organizational Planning, Recruiting Services, Employment Screening, Financial Services, Expense Management, Retirement Services and Insurance Services. Insperity business performance solutions support more than 100,000 businesses with over 2 million employees. With 2015 revenues of $2.6 billion, Insperity operates in 60 offices throughout the United States. For more information, visit http://www.insperity.com.

About Starboard Value LP

Starboard Value LP is a New York-based investment adviser with a focused and fundamental approach to investing in publicly traded U.S. companies. Starboard invests in deeply undervalued companies and actively engages with management teams and boards of directors to identify and execute on opportunities to unlock value for the benefit of all shareholders.

The statements contained herein that are not historical facts are forward-looking statements within the meaning of the federal securities laws (Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934). You can identify such forward-looking statements by the words "expects," "intends," "plans," "projects," "believes," "estimates," "likely," "possibly," "probably," "goal," "opportunity," "objective," "target," "assume," "outlook," "guidance," "predicts," "appears," "indicator" and similar expressions. Forward-looking statements involve a number of risks and uncertainties. In the normal course of business, Insperity, Inc., in an effort to help keep our stockholders and the public informed about our operations, may from time to time issue such forward-looking statements, either orally or in writing. Generally, these statements relate to business plans or strategies, projected or anticipated benefits or other consequences of such plans or strategies, or projections involving anticipated revenues, earnings, unit growth, profit per worksite employee, pricing, operating expenses or other aspects of operating results. We base the forward-looking statements on our expectations, estimates and projections at the time such statements are made. These statements are not guarantees of future performance and involve risks and uncertainties that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Therefore, the actual results of the future events described in such forward-looking statements could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: (i) adverse economic conditions; (ii) regulatory and tax developments and possible adverse application of various federal, state and local regulations; (iii) the ability to secure competitive replacement contracts for health insurance and workers' compensation insurance at expiration of current contracts; (iv) cancellation of client contracts on short notice, or the inability to renew client contracts or attract new clients; (v) vulnerability to regional economic factors because of our geographic market concentration; (vi) increases in health insurance costs and workers' compensation rates and underlying claims trends, health care reform, financial solvency of workers' compensation carriers, other insurers or financial institutions, state unemployment tax rates, liabilities for employee and client actions or payroll-related claims; (vii) failure to manage growth of our operations and the effectiveness of our sales and marketing efforts; (viii) the impact of the competitive environment in the PEO industry on our growth and/or profitability; (ix) our liability for worksite employee payroll, payroll taxes and benefits costs; (x) our liability for disclosure of sensitive or private information; (xi) our ability to integrate or realize expected returns on our acquisitions; (xii) failure of our information technology systems; (xiii) an adverse final judgment or settlement of claims against Insperity; and (xiv) disruptions to our business resulting from the actions of certain stockholders. These factors are discussed in further detail in Insperity's filings with the U.S. Securities and Exchange Commission. Any of these factors, or a combination of such factors, could materially affect the results of our operations and whether forward-looking statements we make ultimately prove to be accurate.

Except to the extent otherwise required by federal securities law, we do not undertake any obligation to update our forward-looking statements to reflect events or circumstances after the date they are made or to reflect the occurrence of unanticipated events.

Important Additional Information

Insperity, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from Insperity stockholders in connection with the matters to be considered at Insperity's 2016 annual meeting. Insperity plans to file a proxy statement and proxy card with the U.S. Securities and Exchange Commission (the "SEC") in

connection with the 2016 annual meeting. INSPERITY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE 2016 PROXY STATEMENT AND ACCOMPANYING PROXY CARD (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the 2016 annual meeting. Stockholders will be able to obtain the proxy statement, any amendments or supplements to the proxy statement and other documents filed by Insperity with the SEC for no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at http://www.insperity.com.